UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

Arrowhead Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	ARWR	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Victoria Vakiener as a Director

At the recommendation of the Nomination Committee, the Board of Directors of Arrowhead Pharmaceuticals, Inc. (the “Company”) appointed Victoria Vakiener as an independent director of the Company effective May 2, 2022.

Ms. Vakiener also serves on the board of directors of Chimerix, a clinical-stage biopharmaceutical company. From November 2018 through September 2021, she served as Chief Commercial Officer of Epizyme, Inc., a commercial-stage biopharmaceutical company, where she built the commercial organization and launched TAZVERIK for two indications within six months. Prior to joining Epizyme, Ms. Vakiener was an executive at Johnson & Johnson, a pharmaceutical company, for more than twenty years where she held positions of leadership with increasing responsibility across the company’s pharmaceutical and diagnostics businesses. Ms. Vakiener began her pharmaceutical career at Schering-Plough, where she spent nine years in both scientific and commercial roles. Ms. Vakiener received a B.S. in Biochemistry from Albright College. Ms. Vakiener’s qualifications to serve on the board include her extensive experience in drug development and commercialization, including executive level leadership roles and directorships in publicly held biotech companies.

Ms. Vakiener will receive standard compensation and equity awards available to non-employee directors of the Company. The Company’s non-employee director compensation program is described in the “Director Compensation” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on January 26, 2022. In addition, in connection with her appointment, Ms. Vakiener received a grant of 17,181 restricted stock units that are scheduled to vest over three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2022

ARROWHEAD PHARMACEUTICALS, INC.

By: /s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer